SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 26, 2008

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On August 26, 2008, pursuant to the terms of the Agreement and Plan of Merger, dated as of May 13, 2008, among Hewlett-Packard Company, a Delaware corporation (“HP”), Hawk Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of HP (“MergerCo”), and Electronic Data Systems Corporation, a Delaware corporation (“EDS”), as amended by Amendment No. 1 thereto (“Amendment No. 1”), dated as of July 25, 2008 (as so amended, the “Merger Agreement”), MergerCo was merged with and into EDS (the “Merger”) with EDS continuing as the surviving corporation and becoming a wholly-owned subsidiary of HP.  Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each share of common stock of EDS that was outstanding immediately prior to the effective time of the Merger (other than the Excluded Shares (as defined in the Merger Agreement)) was converted into the right to receive $25.00 in cash, without interest and net of any applicable withholding taxes.

The foregoing description of the terms set forth in the Merger Agreement and Amendment No. 1 are qualified in their entirety by reference to the Merger Agreement and Amendment No. 1.  A copy of the Merger Agreement was attached as Exhibit 2.1 to our Current Report on Form 8-K/A filed with the Securities and Exchange Commission (“SEC”) on May 13, 2008, and a copy of Amendment No. 1 was attached as Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on July 25, 2008.

Item 7.01.  Regulation FD Disclosure.

On August 26, 2008, HP issued a press release announcing the completion of the Merger entitled “HP Completes $13.9 Billion Acquisition of EDS.”  A copy of that press release is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)           Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)           Exhibits.

Exhibit No.	Description
99.1	Text of HP’s press release, dated August 26, 2008, entitled “HP Completes $13.9 Billion Acquisition of EDS” (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: August 26, 2008	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of HP’s press release, dated August 26, 2008, entitled “HP Completes $13.9 Billion Acquisition of EDS” (furnished herewith)